                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 13, 1996



                                INSTEEL INDUSTRIES, INC.
                                ------------------------
                 (Exact name of registrant as specified in its charter)


         NORTH CAROLINA                   1-9929                56-0674867
         --------------                   ------                ----------
(State or other jurisdiction of       (Commission File        (IRS Employer
         incorporation)               Number)                Identification No.)


1373 BOGGS DRIVE, MOUNT AIRY, NORTH CAROLINA                       27030
- --------------------------------------------                       -----
  (Address of principal executive offices)                       (Zip Code)


           Registrant's telephone number, including area code: (910) 786-2141

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     KPMG Peat Marwick LLP ("KPMG") had previously been engaged to serve as the principal accountants for Insteel Industries, Inc. (the "Company") for the year ending September 30, 1996. The Company has been advised by KPMG that it is engaged in discussions with the Securities and Exchange Commission ("SEC") regarding auditor independence which could impact KPMG's role as independent accountants to the Company going forward. Accordingly, on September 13, 1996, the Executive Committee of the Company's Board of Directors, acting upon the recommendation of the Audit Committee, approved the engagement of Arthur Andersen LLP as the Company's principal accountants, dismissing KPMG.

     During the Company's most recent fiscal year ended September 30, 1995, and the subsequent interim period through September 13, 1996, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their opinion.

     The audit reports of KPMG on the consolidated financial statements of the Company for the year ended September 30, 1995 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     The Company requested KPMG to furnish the Company with a letter addressed to the SEC stating whether KPMG agrees with the statements made by the Company in response to this Item 4 and, if not, stating the respects in which KPMG does not agree. In response to such request, the Company received a letter from KPMG, which is attached as an exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits
               16 - Letter from KPMG Peat Marwick LLP regarding change in certifying accountants dated September 16, 1996

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     INSTEEL INDUSTRIES, INC.
                                     ------------------------
                                     Registrant




Date: September 13, 1996             By  /s/ H. O. Woltz, III
                                       -----------------------------------
                                     H. O. Woltz III
                                     President and Chief Executive Officer


Date: September 13, 1996             By  /s/ Michael C. Gazmarian
                                       -----------------------------------
                                     Michael C. Gazmarian
                                     Chief Financial Officer and Treasurer